SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 10, 2003

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                        1-6686                13-1024020
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(State or Other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                   Number)           Identification No.)

1271 Avenue of the Americas, New York, New York                    10020
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  (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure.

         On February 10, 2003, The Interpublic Group of Companies, Inc. ("Interpublic") issued a press release, a copy of which is attached hereto as
Exhibit 99.1.

         In addition, attached hereto as Exhibits 10.1 and 10.2 are two Credit Agreements (referenced in the attached press release), each as amended and restated as of December 31, 2002, among Interpublic, the initial lenders named therein and Citibank, N.A., as administrative agent, one for a term of 364 days and the other for a term of five years, respectively.

         Also attached hereto as Exhibits 10.3 through 10.7 are Amendments (referenced in the attached press release), each dated as of December 31, 2002, to five Note Purchase Agreements between Interpublic and The Prudential Insurance Company of America dated as of May 26, 1994, April 28, 1995, October 31, 1996, August 18, 1997 and January 21, 1999, respectively.


Item 7.  Financial Statements and Exhibits.

Exhibit 10.1: 364-Day Credit Agreement, amended and restated as of December 31, 2002, among Interpublic, the initial lenders named therein and Citibank, N.A., as administrative agent.

Exhibit 10.2: Five-Year Credit Agreement, amended and restated as of December 31, 2002, among Interpublic, the initial lenders named therein and Citibank, N.A., as administrative agent.

Exhibit 10.3: Amendment, dated as of December 31, 2002, to the Note Purchase Agreement dated May 26, 1994.

Exhibit 10.4: Amendment, dated as of December 31, 2002, to the Note Purchase Agreement dated April 28, 1995.

Exhibit 10.5: Amendment, dated as of December 31, 2002, to the Note Purchase Agreement dated October 31, 1996.

Exhibit 10.6: Amendment, dated as of December 31, 2002, to the Note Purchase Agreement dated August 18, 1997.

Exhibit 10.7: Amendment, dated as of December 31, 2002, to the Note Purchase Agreement dated January 21, 1999.

Exhibit 99.1: Press Release of Interpublic, dated as of February 10, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: February 11, 2003              By: /s/ Nicholas J. Camera
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                                         Nicholas J. Camera
                                         Senior Vice President, General Counsel
                                         and Secretary